Exhibit 99.1

MODEL N ANNOUNCES FOURTH QUARTER AND

FISCAL YEAR 2017 FINANCIAL RESULTS

Redwood City, CA – Model N, Inc., (NYSE: MODN), the leading provider of cloud-based Revenue Management solutions to life sciences, technology and manufacturing companies, today announced financial results for the fourth quarter and full fiscal year 2017, which ended September 30, 2017.

“Model N exceeded both revenue and profitability guidance for the fourth quarter of fiscal year 2017, and in particular we are pleased to report that we generated over $1 million in Adjusted EBITDA and positive free cash flow this quarter,” said Zack Rinat, Founder, Executive Chairman and Chief Executive Officer of Model N. “We are encouraged with the strategic, operational, and financial progress we made during fiscal year 2017 and are committed to continuing to deliver for both our customers and our shareholders.”

Fourth Quarter 2017 Financial Highlights:

•

Revenues: SaaS and maintenance revenues were $29.6 million compared to $22.4 million in the fourth quarter of fiscal 2016. Excluding Revitas, which contributed $3.6 million, growth was 16% as compared to the fourth quarter of fiscal 2016. Total revenues were $35.6 million after the $1.3 million deferred revenue adjustment related to the purchase accounting for the Revitas acquisition, compared to $28.5 million for the fourth quarter of fiscal 2016.

•

Gross Profit: Gross profit was $20.1 million compared to $14.9 million for the fourth quarter of fiscal 2016. Gross margins were 57% compared to 52% for the fourth quarter of fiscal 2016.  Non-GAAP gross profit was $22.7 million, compared to $15.8 million for the fourth quarter of fiscal 2016. Non-GAAP gross margins were 61% compared to 55% for the fourth quarter of fiscal 2016.

•

(Loss) income from operations: GAAP loss from operations was $(7.2) million compared to a loss from operations of $(7.7) million for the fourth quarter of fiscal 2016.  Non-GAAP income from operations was $0.1 million compared to a Non-GAAP loss from operations of $(2.9) million for the fourth quarter of fiscal 2016.

•

Net loss: GAAP net loss was $(9.0) million compared to net loss of $(7.8) million for the fourth quarter of fiscal 2016. GAAP diluted net loss per share attributed to common stockholders was $(0.31) based upon weighted average shares outstanding of 29.2 million, as compared to net loss per share of $(0.28) for the fourth quarter of fiscal 2016 based upon weighted average shares outstanding of 27.8 million.

•

Non-GAAP net loss: Non-GAAP net loss was $(1.7) million as compared to Non-GAAP net loss of $(3.0) million for the fourth quarter of fiscal 2016. Non-GAAP net loss per share was $(0.06) based upon weighted average shares outstanding of 29.2 million, as compared to Non-GAAP net loss per share of $(0.28) for the fourth quarter of fiscal 2016 based upon weighted average shares outstanding of 27.8 million.

•	Adjusted EBITDA: Adjusted EBITDA was $1.0 million compared to $(1.7) million for the fourth quarter of fiscal 2016.

Fiscal Year 2017 Financial Highlights:

•

Revenues: SaaS and maintenance revenues were $108.1 million compared to $86.4 million in fiscal 2016. Excluding Revitas, which contributed $15.2 million, growth was 7% as compared fiscal 2016. Total revenues were $131.2 million after the $5.2 million deferred revenue adjustment related to the purchase accounting for the Revitas acquisition, compared to $107.0 million for fiscal 2016.

•

Gross Profit: Gross profit was $70.1 million compared to $53.3 million for fiscal 2016. Gross margins were 53% compared to 50% for fiscal 2016.  Non-GAAP gross profit was $79.5 million, compared to $56.4 million for fiscal 2016. Non-GAAP gross margins were 58% compared to 53% for fiscal 2016.

•

Loss from operations: GAAP loss from operations was $(38.6) million compared to a loss from operations of $(32.7) million for fiscal 2016.  Non-GAAP loss from operations was $(11.8) million compared to a Non-GAAP loss from operations of $(17.3) million for fiscal 2016.

•

Net loss: GAAP net loss was $(39.5) million compared to net loss of $(33.1) million for fiscal 2016. GAAP diluted net loss per share attributed to common stockholders was $(1.38) based upon weighted average shares outstanding of 28.6 million as compared to net loss per share of $(1.21) for fiscal 2016 based upon weighted average shares outstanding of 27.4 million.

•

Non-GAAP net loss: Non-GAAP net loss was $(16.9) million as compared to Non-GAAP net loss of $(17.4) million for fiscal 2016. Non-GAAP net loss per share was $(0.59) based upon weighted average shares outstanding of 28.6 million, as compared to Non-GAAP net loss per share of $(0.64) for fiscal 2016 based upon weighted average shares outstanding of 27.4 million.

•	Adjusted EBITDA: Adjusted EBITDA was $(8.3) million compared to $(12.6) million for fiscal 2016.

Use of Non-GAAP Financial Measures

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial tables included in this press release.

Guidance:

As of November 07, 2017, we are providing guidance for the first quarter of fiscal 2018 and the full fiscal year ending September 30, 2018.

(in $ millions, except per share outlook)	First Quarter Fiscal 2018	Full Year Fiscal 2018
Total GAAP Revenues	37.0 – 37.5	147.0 – 150.0
Non-GAAP income/(loss) from operations	(0.3) – 0.2	0.5 – 3.5
Non-GAAP net loss per share	(0.07) – (0.05)	(0.23) – (0.13)
Adjusted EBITDA	0.6 – 1.1	4.0 – 7.0

Quarterly Results Conference Call

Model N will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the company’s financial results for the fourth quarter and fiscal year 2017, which ended September 30, 2017. To access the call, please dial (877) 407-4018 in the U.S. or (201) 689-8471 internationally. A live webcast of the conference will be accessible from Model N’s website at: http://investor.modeln.com. Following the completion of the call, a recording will be available for one year for replay at: http://investor.modeln.com and a telephone replay will be available through 11:59 p.m. ET on November 14, 2017 by dialing (844) 512-2921 in the U.S. or (412) 317-6671 internationally with recording access code 13671836.

About Model N

Model N is the leader in revenue management solutions. Driving mission critical business processes such as configure, price and quote (CPQ), contract and rebate management, business intelligence, and regulatory compliance, Model N solutions transform the revenue lifecycle from a series of disjointed operations into a strategic end-to-end process. With deep industry expertise, Model N supports the complex business needs of the world’s leading brands in life sciences, technology and manufacturing across more than 120 countries, including Johnson & Johnson, AstraZeneca, Boston Scientific, Novartis and Microchip Technology. For more information, visit www.modeln.com

Model N® is the registered trademark of Model N, Inc. Any other company names mentioned are the property of their respective owners and are mentioned for identification purposes only.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Model N’s first quarter and full year fiscal year 2018 revenue and other financial results as well as outlook for fiscal year 2018 and future prospects. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) delays in closing customer contracts; (ii) our ability to improve and sustain our sales execution; (iii) the timing of new orders and the associated revenue recognition; (iv) adverse changes in general economic or market conditions; (v) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (vi) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by our competitors; (vii) our ability to manage our growth effectively; and (viii) acceptance of our applications and services by customers; (ix) success of new products; (x) the risk that the strategic initiatives that we may pursue will not result in significant future revenues; (xi) changes in health care regulation and policy and tax in the United States and worldwide; and (xii) our ability to retain customers, and (xiii) acquisition-related risks from our recent acquisition of Revitas. Further information on risks that could affect Model N’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our most recent quarterly report on Form 10-Q and our annual report on Form 10-K for the fiscal year ended September 30, 2017, and any current reports on Form 8-K that we may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Non-GAAP Financial Measures

We have provided in this release financial information that has not been prepared in accordance with accounting standards generally accepted in the United States of America (“GAAP”). We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures below. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

Our reported results include certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net loss, non-GAAP net (loss) income per share, and adjusted EBITDA. Non-GAAP gross profit excludes stock-based compensation expense, acquisition & integration related expenses, deferred revenue adjustment and amortization of intangible assets. Non-GAAP loss from operations and non-GAAP net loss exclude stock-based compensation expense, amortization of intangible assets, certain legal expenses, and acquisition & integration related expenses, deferred revenue adjustment and valuation allowance resulting from Revitas acquisition as they are often excluded by other companies to help investors understand the operational performance of their business and, in the case of stock-based compensation, can be difficult to predict and therefore we have not provided a reconciliation of forecasted Non-GAAP results with GAAP. In addition, stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price.  Adjusted EBITDA is defined as net loss, adjusted depreciation and amortization, stock-based compensation expense, certain legal expenses, acquisition & integration related expenses, deferred revenue adjustment, interest (income) expense, net, and other (income) expenses, net, and provision (benefit) for income taxes.  Reconciliation tables are provided in this press release.

Investor Relations Contact:

ICR for Model N
Staci Mortenson, 650-610-4998

investorrelations@modeln.com

Media Contact:

pr@modeln.com

Model N Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	As of	As of
	September 30,	September 30,
	2017	2016
Assets
Current assets:
Cash and cash equivalents	$57,558	$66,149
Accounts receivable, net	24,784	19,925
Deferred cost of implementation services, current portion	493	1,630
Prepaid expenses	3,733	4,845
Other current assets	520	283
Total current assets	87,088	92,832
Property and equipment, net	4,611	6,141
Goodwill	39,283	6,939
Intangible assets, net	40,156	5,684
Other assets	798	1,371
Total assets	$171,936	$112,967
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,002	$3,334
Accrued employee compensation	14,996	8,349
Accrued liabilities	4,979	3,707
Deferred revenue, current portion	49,186	28,854
Short-term debt	4,753	—
Total current liabilities	76,916	44,244
Long-term liabilities:
Deferred revenue, net of current portion	227	1,924
Long-term debt	52,452	—
Other long-term liabilities	1,080	597
Total long-term liabilities	53,759	2,521
Total liabilities	130,675	46,765
Stockholders' equity:
Common Stock	4	4
Preferred Stock	—	—
Additional paid-in capital	217,052	202,506
Accumulated other comprehensive loss	(502)	(562)
Accumulated deficit	(175,293)	(135,746)
Total stockholders' equity	41,261	66,202
Total liabilities and stockholders' equity	$171,936	$112,967

Model N Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three months ended September 30,		Fiscal year ended September 30,
	2017	2016	2017	2016
Revenues:
License and implementation	$5,977	$6,075	$23,114	$20,579
SaaS and maintenance	$29,628	$22,433	$108,055	$86,392
Total revenues	35,605	28,508	131,169	106,971
Cost of revenues:
License and implementation	3,118	2,437	14,224	12,976
SaaS and maintenance	12,345	11,137	46,872	40,717
Total cost of revenues	15,463	13,574	61,096	53,693
Gross profit	20,142	14,934	70,073	53,278
Operating expenses:
Research and development	7,762	6,057	31,064	23,706
Sales and marketing	10,258	8,265	41,339	32,261
General and administrative	9,332	8,278	36,281	30,051
Total operating expenses	27,352	22,600	108,684	86,018
Loss from operations	(7,210)	(7,666)	(38,611)	(32,740)
Interest expense (income), net	1,370	(22)	4,159	(50)
Other (income) expenses, net	(15)	63	62	86
Loss before income taxes	(8,565)	(7,707)	(42,832)	(32,776)
(Benefit) provision for income taxes	457	49	(3,285)	335
Net loss	$(9,022)	$(7,756)	$(39,547)	$(33,111)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.31)	$(0.28)	$(1.38)	$(1.21)
Weighted average number of shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	29,198	27,766	28,649	27,379

Model N Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Fiscal year ended September 30,
	2017	2016
Cash flows from operating activities:
Net loss	$(39,547)	$(33,111)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	8,185	5,929
Stock-based compensation	10,560	13,068
Amortization of debt discount and issuance costs	683	—
Deferred income taxes	(3,952)	172
Other non-cash charges	216	(94)
Changes in assets and liabilities, net of acquisition
Accounts receivable	1,420	(2,850)
Prepaid expenses and other assets	2,117	(1,458)
Deferred cost of implementation services	1,502	(996)
Accounts payable	(1,558)	1,494
Accrued employee compensation	2,626	(677)
Other accrued and long-term liabilities	13	253
Deferred revenue	5,770	5,946
Net cash used in operating activities	(11,965)	(12,324)
Cash flows from investing activities:
Purchases of property and equipment	(359)	(2,102)
Acquisition of business, net of cash acquired	(47,773)	(12,615)
Capitalization of software development costs	(369)	(1,072)
Net cash used in investing activities	(48,501)	(15,789)
Cash flows from financing activities:
Proceeds from exercise of stock options and issuance of employee stock purchase plan	3,986	3,279
Proceeds from term loan	48,686	—
Debt issuance costs	(806)	—
Net cash provided by financing activities	51,866	3,279
Effect of exchange rate changes on cash and cash equivalents	9	(36)
Net decrease in cash and cash equivalents	(8,591)	(24,870)
Cash and cash equivalents
Beginning of period	66,149	91,019
End of period	$57,558	$66,149

Model N Inc.
Reconciliation of GAAP to Non-GAAP Operating Results
(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30,		Fiscal year ended September 30,
	2017	2016	2017	2016
Reconciliation from GAAP net loss to adjusted EBITDA:
GAAP net loss:	$(9,022)	$(7,756)	$(39,547)	$(33,111)
Reversal of non-GAAP items:
Stock-based compensation expense	3,625	4,281	10,560	13,068
Depreciation and amortization	2,319	1,527	8,185	5,929
Deferred revenue adjustments	1,341	—	5,151	—
Acquisition and integration related expense	970	130	6,446	867
Legal expenses	—	—	—	305
Interest (income) expense, net	1,370	(22)	4,159	(50)
Other (income) expenses, net	(15)	63	62	86
(Benefit) provision for income taxes	457	49	(3,285)	335
Adjusted EBITDA	$1,045	$(1,728)	$(8,269)	$(12,571)

	Three months ended September 30,		Fiscal year ended September 30,
	2017	2016	2017	2016
Reconciliation from GAAP revenue to revenue before deferred revenue adjustment:
GAAP revenue	$35,605	$28,508	$131,169	$106,971
Deferred revenue adjustment (e)	1,341	—	$5,151	—
Revenue before deferred revenue adjustment	$36,946	$28,508	$136,320	$106,971

	Three months ended September 30,		Fiscal year ended September 30,
	2017	2016	2017	2016
Reconciliation from GAAP gross profit to non-GAAP gross profit:
GAAP gross profit:	$20,142	$14,934	$70,073	$53,278
Reversal of non-GAAP expenses:
Stock-based compensation (a)	540	546	2,022	1,951
Amortization of intangible assets (b)	476	255	1,694	955
Acquisition and integration related expenses (d)	159	68	578	250
Deferred revenue adjustment (e)	1,341	—	5,151	—
Non-GAAP gross profit	$22,658	$15,803	$79,518	$56,434
Percentage of revenue	61.3%	55.4%	58.3%	52.8%

	Three months ended September 30,		Fiscal year ended September 30,
	2017	2016	2017	2016
Reconciliation from GAAP loss from operations to non-GAAP loss from operations:
GAAP net loss from operations:	$(7,210)	$(7,666)	$(38,611)	$(32,740)
Reversal of non-GAAP expenses:
Stock-based compensation (a)	3,625	4,281	10,560	13,068
Amortization of intangible assets (b)	1,418	382	4,629	1,422
Legal expenses (c)	—	—	—	305
Acquisition and integration related expenses (d)	970	130	6,446	657
Deferred revenue adjustments (e)	1,341	—	5,151	—
Non-GAAP income (loss) from operations	$144	$(2,873)	$(11,825)	$(17,288)

	Three months ended September 30,		Fiscal year ended September 30,
	2017	2016	2017	2016
Numerator:
Reconciliation between GAAP and non-GAAP net loss:
GAAP net loss:	$(9,022)	$(7,756)	$(39,547)	$(33,111)
Reversal of non-GAAP expenses:

Stock-based compensation (a)	3,625	4,281	10,560	13,068
Amortization of intangible assets (b)	1,418	382	4,629	1,422
Legal expenses (c)	—	—	—	305
Acquisition and integration related expenses (d)	970	130	6,446	867
Deferred revenue adjustment (e)	1,341	—	5,151	—
Deferred tax valuation allowance (f)	—	—	(4,165)	—
Non-GAAP net loss attributable to common stockholders	$(1,668)	$(2,963)	$(16,926)	$(17,449)

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing diluted net loss per share attributable to common stockholders:
Weighted average number of shares used in computing GAAP and non-GAAP diluted net loss per share	29,198	27,766	28,649	27,379
GAAP diluted net loss per share attributable to common stockholders	$(0.31)	$(0.28)	$(1.38)	$(1.21)
Non-GAAP diluted net loss per share attributable to common stockholders	(0.06)	(0.11)	(0.59)	(0.64)

	Three months ended September 30,		Fiscal year ended September 30,
	2017	2016	2017	2016
Amortization of intangibles assets recorded in the statement of operations:
Cost of revenues:
License and implementation	$—	$—	$—	$—
SaaS and maintenance	476	255	1,694	955
Total amortization of intangibles assets in cost of revenue (b)	476	255	1,694	955
Cost of revenues:
Research and development	$—	$—	$—	$—
Sales and marketing	942	127	2,935	467
General and administrative	—	—	—	—
Total amortization of intangibles assets in operating expense (b)	942	127	2,935	467
Total amortization of intangible assets (b)	$1,418	$382	$4,629	$1,422

	Three months ended September 30,		Fiscal year ended September 30,
	2017	2016	2017	2016
Stock-based compensation recorded in the statement of operations:
Cost of revenues:
License and implementation	$275	$259	$1,015	$918
SaaS and maintenance	265	287	1,007	1,032
Total stock-based compensation in cost of revenues (a)	540	546	2,022	1,950
Operating expenses:
Research and development	$471	$430	$1,744	$1,393
Sales and marketing	907	1,183	2,651	3,307
General and administrative	1,707	2,122	4,143	6,418
Total stock-based compensation in operating expenses (a)	3,085	3,735	8,538	11,118
Total stock-based compensation (a)	$3,625	$4,281	$10,560	$13,068

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, Model N uses non-GAAP measures of adjusted EBITDA, gross profit, loss from operations, net loss, weighted average shares outstanding and net loss per share, which are adjusted to exclude certain legal expenses, Channel Insight and Revitas acquisition related costs, deferred revenue adjustment and valuation allowance resulting from Revitas acquisition, stock-based compensation expense, amortization of intangible assets and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Model N’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

While a large component of our expenses incurred in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a) Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. Stock-based compensation is a non-cash item. We believe that the exclusion of stock-based compensation expense provides for a better comparison of our operating results to prior periods and to our peer companies.

(b) Amortization of intangible assets resulted principally from acquisitions. Intangible asset amortization is a non-cash item. As such, we believe exclusion of these expenses provides for a better comparison of our operation results to prior periods and to our peer companies.

(c) Legal expense is for the securities class action lawsuits filed in September 2014 and January 2015. We believe that the exclusion of these legal expenses provides for a better comparison of our operation results to prior periods and to our peer companies.

(d) In October 2015, we acquired Channel Insight and in January 2017 we acquired Revitas, as part of the acquisition we incurred certain non-recurring integration costs. We believe that exclusion of these acquisition related adjustments and costs provides for a better comparison of our operation results to prior periods and to our peer companies.

(e) Represents deferred revenue adjustment resulting from purchase price accounting that is related to the Revitas acquisition and is a non-cash item. As such, we believe exclusion of these expenses provides for a better comparison of our operation results to prior periods and to our peer companies.

(f) Represents a discrete tax benefit recorded as a result of a partial release of valuation allowance resulting from the acquisition of Revitas. Deferred tax valuation allowance is a non-cash item. As such, we believe exclusion of this item provides for a better comparison of our operation results to prior periods.